Subsidiary: Trustco Bank

October 27, 2010

The NASDAQ Stock Market LLC
Listing Qualifications
9600 Blackwell Road
Rockville, MD  20850

Dear Madam or Sir:

Effective October 27, 2010 the Company has appointed Registrar and Transfer Company as its new stock transfer agent.  Registrar and Transfer Company is headquartered at 10 Commerce Drive, Cranford, New Jersey 07016-3572.

Shareholders may contact the new transfer agent as follows:

Registrar and Transfer Company
10 Commerce Drive
Cranford, New Jersey 07016-3572
Telephone:  1-800-368-5948
E-mail: _info@rtco.com

Sincerely,

Kevin T. Timmons
Vice President